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                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

     WHEREAS, UICI, a Delaware corporation (herein referred to as the "Company"), intends to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a Registration Statement on Form S-8 relating to the issuance and sale of up to 3,800,000 shares of its Common Stock, par value $0.01 per share, to be issued under the Company's stock accumulation programs (the "Stock Accumulation Programs") as follows:

          UICI Agents' Total Ownership Plan and UICI Agency Matching Total Ownership Plan;

          UICI Agents' Total Ownership Plan II and UICI Agency Matching Total Ownership Plan II;

          UICI Agents' Contribution to Equity Plan and UICI Matching Agency Contribution Plan;

          UICI Agents' Contribution to Account Plan and UICI Matching Company Contribution Plan; and

          UICI Agents' Contribution to Account Plan II and UICI Matching Company Contribution Plan II.

     WHEREAS, each of the undersigned holds the office or offices in the Company herein below set opposite his or her name, respectively;

     NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Gregory T. Mutz and Glenn W. Reed and each of them individually, his attorney with full power to act for him or her and in his name, place and stead, to sign his name in the capacity or capacities set forth below to the Company's Registration Statement on Form S-8 relating to the issuance and sale of up to 3,800,000 shares of the Company's Common Stock, par value $0.01 per share, to be issued under the Company's Stock Accumulation Programs and to any and all amendments (including post-effective amendments) to such Registration Statement, and hereby ratifies and confirms all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have hereunto set their hands this 2nd day of August, 2000.


Ronald L. Jensen, Chairman and Director              /s/ Ronald L. Jensen
                                                   ----------------------------

Gregory T. Mutz, Director and President and Chief    /s/ Gregory T. Mutz
Executive Officer                                  ----------------------------


William J. Gedwed, Director                          /s/ William J. Gedwed
                                                   ----------------------------

Richard T. Mockler, Director                         /s/ Richard T. Mockler
                                                   ----------------------------

Patrick J. McLaughlin, Director                      /s/ Patrick J. McLaughlin
                                                   ----------------------------

Stuart D. Bilton, Director                           /s/ Stuart D. Bilton
                                                   ----------------------------

George H. Lane III, Director                         /s/  George H. Lane III
                                                   ----------------------------